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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT





                      Pursuant to Section 13 or 15 (d) or

                      The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  January 17, 1996
                                                    ----------------



                              FINANCIAL TRUST CORP
                              --------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                         0-10756                 23-2229155
------------                         -------                 ----------
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)







1415 Ritner Highway, P.O. Box 220, Carlisle, Pennsylvania    17013
---------------------------------------------------------    -----
(Address of principal executive offices)                     (Zip Code)





Registrant's telephone number, including area code: (717) 243-8003
                                                    --------------


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                            N E W S R E L E A S E



FOR IMMEDIATE RELEASE:                                       January 17, 1996



Carlisle, PA         Hanover, PA
Chambersburg, PA     Middletown, PA
Elizabethtown, PA    Waynesboro, PA
Gettysburg, PA       Williamsport, MD




                         FINANCIAL TRUST CORP ANNOUNCES
                  RECORD FOURTH QUARTER AND FULL YEAR EARNINGS
                        DECLARES FIRST QUARTER DIVIDEND



                               -------------------



     Ray L. Wolfe, Chairman of the Board and Chief Executive Officer, today announced Financial Trust Corp (NASDAQ-FITC) achieved record earnings for both the fourth quarter and full year 1995. All financial results for 1994 and 1995 have been pooled and restated to include the September 30, 1995 acquisition of Washington County National Bank, headquartered in Williamsport, Maryland. Quarterly net income was $4,578,000, a 14.4% increase over fourth quarter 1994 earnings of $4,002,000. Net income for 1995 was $18,135,000, a 10.4% improvement over the $16,429,000 earned in 1994. Return on average assets for fourth quarter 1995 and twelve months 1995 were at 1.63% and 1.64% respectively, compared to 1.46% and 1.53% in 1994. Assets at December 31, 1995 were $1.14 billion.

     Fourth quarter earnings per share stoop at $.59, up from $.52 for last year's fourth quarter, bringing 1995 to $2.34, a 10.4% increase over the $2.12 earned for 1994.

     The Board of Directors declared a regular quarterly cash dividend of $.25 per share, payable February 10 to shareholders of record February 1, representing an 8.7% increase over the February 1995 dividend.

     For further information contact Ray L. Wolfe, Chairman and CEO, or Lauren
L. Shutt, Secretary.



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ITEM 5.      Other Events



On January 17, 1996, Financial Trust Corp (FITC) released its earnings for both the fourth quarter of 1995 and full year 1995. Financial results for 1995 and 1994 were pooled and restated to include the acquisition of Washington County National Bank (WCNB) that was completed on September 30, 1995. A copy of the press release announcing results of operations for 1994 and 1995 is filed herewith as Exhibit I.





ITEM 7.      Financial Statements and Exhibits

             Press release dated January 17, 1996                    Exhibit I













                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date January 25, 1996                  Financial Trust Corp
     ----------------                  --------------------
                                       (Registrant)









                                        ------------------------------
                                        (Signature)
                                        Bradley S. Everly
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer

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